Offerings - Offering: 1	Nov. 07, 2024 USD ($) shares
Offering:
Fee Previously Paid	false
Other Rule	true
Security Type	Other
Security Class Title	DeferredCompensationObligations
Amount Registered | shares	250,000,000
Proposed Maximum Offering Price per Unit	1
Maximum Aggregate Offering Price	$ 250,000,000
Fee Rate	0.01531%
Amount of Registration Fee	$ 38,275
Offering Note
(1)
The Deferred Compensation Obligations to which this registration statement relates arise under the Warner Bros. Discovery Supplemental Retirement Plan, as amended and restated (the “Plan”), and are unsecured general obligations of the Registrant to pay up to $250,000,000 of deferred compensation from time to time in the future pursuant to compensation deferral elections made by participants in the Plan in accordance with the terms of the Plan.